UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07381

T. Rowe Price Health Sciences Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1. Report to Shareholders

Health Sciences Fund	June 30, 2012

The views and opinions in this report were current as of June 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Health care stocks generated strong performance in the first half of 2012. The traditionally stable and defensive sector came into favor as investors became concerned about earnings growth and the durability of the economic recovery. The sector also benefited from attractive valuations after a period of underperformance. In the past six months, stock selection helped fund results relative to our benchmark, but group allocation decisions were a modest detractor.

PERFORMANCE COMPARISON

The Health Sciences Fund returned 24.82% in the six-month period ended June 30, 2012, outperforming the S&P 500 Index and the Lipper Health/Biotechnology Funds Index. Stock selection, especially in the biotechnology, services, and pharmaceuticals segments, generated outperformance versus the Lipper index, while allocation decisions in several industries detracted. The Health Sciences Fund has delivered consistently strong longer-term performance compared with the Lipper universe of health/biotechnology funds. (Based on cumulative total return, Lipper ranked the Health Sciences Fund 24 of 80, 5 of 72, 17 of 70, and 9 of 51 funds in the Lipper health/biotechnology funds universe for the 1-, 3-, 5-, and 10-year periods ended June 30, 2012, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

During the first half of 2012, the market was volatile and largely driven by macroeconomic forces. Early in the year, equities rallied on optimism that Europe would address its sovereign debt problems and that China would stimulate its slowing economy. The second quarter featured worsening news from abroad, which quickly undermined confidence in the U.S. recovery. At the forefront of investor concerns was the eurozone’s struggle to deal effectively with problems in Greece, Spain, and Italy. Economic growth also slowed in China and other emerging markets.

Although the broad market gave back some of its first-quarter gains in the second quarter, the Lipper Health/Biotechnology Funds Index marched higher, posting an 18.85% gain for the six-month period. Within the Lipper index, the best-performing segments for the past six months were biotechnology (+25.9%), life sciences (+20.6%), and products and device makers (+14.9%). Services and pharmaceuticals stocks, which represent more than two-fifths of the benchmark, posted more modest, double-digit gains. As we have written in previous shareholder reports, your portfolio holdings are selected based on their individual merit, commonly referred to as bottom-up stock selection. While we keep an eye on our overall sector allocations and market/macro conditions, we believe stock selection will have far more bearing on our performance than allocation decisions.

Supreme Court Gives Health Care Reform the Thumbs Up
On June 28, 2012, the Supreme Court revealed its decision to uphold the Patient Protection and Affordable Care Act (ACA). You may recall that ACA was passed in 2010 and subsequently faced numerous lawsuits regarding its constitutionality. The Supreme Court justices ruled on three items: whether the individual mandate is constitutional, whether other areas of the bill would need to be struck down if the mandate is unconstitutional, and whether the federal government could withhold Medicaid funding to states that did not want to expand their Medicaid program.

Consensus coming into the hearing was that the court would reject the individual mandate and therefore eliminate portions of the law. However, the court upheld the individual mandate as a tax—ruling that the penalty to those who fail to have insurance could be interpreted as a tax, making going without insurance just another thing the government taxes, such as gasoline or earned income. Because the individual mandate was upheld, the rest of the bill remained intact. However, the court decided that the federal government could not withhold Medicaid funding to states that did not wish to expand their Medicaid programs, effectively allowing states to “opt out” of Medicaid expansion.

Impact on Our Holdings
The fund invests in two broad categories of health care businesses: therapeutic-based companies with innovative medicines or devices that treat or prevent disease; and health care service providers that improve quality, lower cost, or do both. More than half the portfolio (53%) is invested in biotechnology and pharmaceuticals companies. The portfolio also has a large allocation to the services sector (28%), although much of that weight is in health care distributors and information systems companies. Since ACA is somewhat neutral for therapeutics industries, such as pharmaceuticals, biotechnology, and products and devices, we do not expect the court’s decision to have a large impact on the portfolio.

STRATEGY REVIEW

The portfolio’s large allocation to the biotechnology and pharmaceuticals segments stems from our belief that the pharmaceutical industry’s business model—the discovery, development, manufacture, and commercialization of medicines—is the primary driver of long-term value in the health care sector. Typically, large pharmaceutical companies have a broad base of revenues and income, and one drug—even if it is extremely successful—may not be enough to affect the bottom line significantly.

Biotechnology companies, however, tend to be smaller, and the successful introduction of one important new medicine can materially affect a company’s revenues and earnings. Our goal in managing the portfolio is to own the best companies that can perform well, regardless of the activities in Washington. We intend to remain focused on those companies with new and important medicines or treatments for unmet medical needs.

PORTFOLIO REVIEW

Alexion Pharmaceuticals was the portfolio’s best contributor in the six months ended June 30, 2012, and for the past several years. This mid-cap biotech is a longtime position in the portfolio and became our largest holding over time through appreciation. The company develops drugs for patients with rare life-threatening diseases and other serious medical conditions. It has only one commercial product, Soliris, and there are relatively few patients for the drug. Soliris was launched in 2007 for the treatment of PNH, a rare blood-borne genetic disease; it is a first-in-class and only-in-class product. The company continued to generate strong sales, and we think that the company can generate $1 billion in annual sales from Soliris for the treatment of PNH this year. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

We like the prospects for Alexion because Soliris has a long patent life and the drug requires modest commercial expenses to sell. Additionally, Soliris was recently approved for another rare disorder, adding to revenue this year. Future approvals could double the product’s long-term commercial potential. Because of the company’s steadily growing revenues and improving profit margins, we are comfortable with our large allocation and think that Alexion can maintain its premium valuation.

Pharmacyclics was another solid contributor in the first half. After posting strong price gains in 2011, the shares enjoyed a meteoric runup in 2012’s first half. The clinical-stage biopharmaceutical company is in the spotlight for its drug ibrutinib, which has mega-blockbuster potential for treating multiple lymphomas and luekemias. Pharmacyclics is a small-cap stock with a single product that is extremely unusual in that it is potentially a single-agent treatment and, due to its low toxicity, can be easily combined with certain existing therapeutic regimens. Johnson & Johnson is convinced that ibrutinib can be a huge winner and, based on its commercial assessment of the drug, inked an extremely rich deal with Pharmacyclics.

Like Pharmacyclics, Regeneron Pharmaceuticals, Incyte, and Medivation are similarly well positioned in the small-cap biotech space, and each was a top contributor for the past six months. Owning small-cap companies encompasses more risk than investing in large-caps that have a larger product base because a firm that is highly dependent on the success of a single drug can decline significantly on bad news. We manage this risk in part by owning a diversified basket of stocks and by controlling our position sizes.

Two of our best contributors in the six-month period merged shortly after the reporting period ended. Catalyst Health Solutions was acquired by SXC Health Solutions in a deal valuing Catalyst at approximately $4.8 billion. The newly formed pharmacy benefits management company (PBM) promptly renamed itself Catamaran.

It is now the fourth-largest PBM behind fund holdings Express Scripts, CVS Caremark, and UnitedHealth Group. We believe the merger is a win for both companies as Catalyst already uses SXC’s claims processing technology, and, through economies of scale, Catamaran should benefit from improved operating leverage and other cost synergies.

The portfolio also had several significant performance detractors. Allscripts Healthcare Solutions was the largest detractor for the six-month period. At the end of April, and seemingly out of the blue, Allscripts, an electronic health record solutions provider, announced that results for the first quarter of 2012 were significantly below Wall Street’s expected forecasts. At the same time, the company announced the termination of its chairman and the resignation of the chief financial officer and three Board members. We trimmed our holdings because we think the company’s short- and intermediate-term growth and earnings prospects will struggle. Additionally, management is in disarray, which is not conducive to good stock performance.

Dublin, Ireland-based Shire was among our largest detractors during the period due to the approval of a generic drug alternative to its leading product Adderall XR for hyperactivity/attention deficit disorder. We think Shire can continue to generate revenues and profits from its Adderall XR franchise but at lower levels than had been previously forecast. Within the services segment, Centene and Aetna were the largest detractors in the payors industry group. Both companies trimmed their revenue and income targets for 2012.

While most of the portfolio’s investments are in U.S. common stocks, the fund will selectively invest in non-U.S. companies. Over the past six months, our overseas investments contributed to returns. Additionally, the fund writes call and put options primarily as a means of augmenting income. Normally, the portfolio will own the securities on which it writes these options. The premium income recovered by writing covered calls can help reduce, but not eliminate, volatility. Over the past six months, the options strategy benefited the portfolio’s results.

OUTLOOK

We believe that health care can remain a strong performer given the economic uncertainties at this point in the economic cycle. There are no indications that the economy is going to enjoy a sudden resurgence, and in the slow economic growth scenario that we expect, health care should continue to perform well. Although it has been a top performer for the past six months, valuations appear reasonable, and the asset class is still underrepresented in many investors’ portfolios.

For the sector to sustain multiyear outperformance, we think the leading large-cap companies need to generate new products and innovative medicines. While the market has rewarded large-cap pharmaceuticals for being more thoughtful and disciplined about their capital allocation, we do not see a pipeline of products to support that long-term bullish case at this point. There are always company-specific risks, and because health care is a highly regulated industry, there are additional risks associated with regulatory actions. The biggest question about the longer-term performance in this sector is: How do we pay for the services that many Americans view as a fundamental right?

While the ruling from the Supreme Court was important in clarifying the fate of health care reform, we believe the elections in November and the debt ceiling discussions in 2013 also have the potential to be important for the sector. For example, if Mitt Romney wins the presidency and the Republicans sweep Congress, reform could be repealed, regardless of the Supreme Court’s decisions. There is little doubt that entitlement reform is going to be a focal point of the 2013 debt ceiling debate, and Medicaid expansion (via reform) may end up being dialed back even though it was upheld by the Supreme Court. We believe that uncertainty will continue to be an overhang on the sector for the next 12 to 18 months.

Regardless of investor sentiment ebbs and flows, we believe health care will remain a growth industry. It is likely that we will see pockets of exciting performance within the two areas that the portfolio continues to emphasize—the introduction of highly innovative, important new medical products and businesses in the health care services area that provide quality outcomes in a cost-effective manner. Other positive long-term dynamics include demographics (the rising number of baby boomers reaching retirement age), the pace of scientific advances and prospects for safer and better medicines, and demand for a higher quality of life and society’s willingness to spend on health care.

As always, we appreciate your continued confidence and support.

Respectfully submitted,

Kris H. Jenner
President of the fund and chairman of its Investment Advisory Committee

July 13, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF GROWTH INVESTING

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

RISKS OF HEALTH SCIENCES FUND INVESTING

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Companies in the health sciences field are subject to special risks such as increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation, and the obsolescence of popular products.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Index: An index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s weight in the index proportionate to its market value.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/12
Alexion Pharmaceuticals	7.4%
SXC Health Solutions	4.2
Pharmacyclics	2.7
Gilead Sciences	2.6
Incyte	2.4
UnitedHealth Group	2.2
Valeant Pharmaceuticals International	2.2
Regeneron Pharmaceuticals	1.9
McKesson	1.9
Covidien	1.6
Dentsply International	1.6
Stryker	1.6
Catalyst Health Solutions	1.5
Baxter International	1.5
Amerigroup	1.5
Elan	1.4
Medicines Company	1.3
Merck	1.3
Celgene	1.3
Medivation	1.3
Amgen	1.3
Express Scripts	1.2
Henry Schein	1.2
Alkermes	1.1
Edwards Lifesciences	1.1
Total	49.3%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	6 Months Ended 6/30/12	Year Ended 12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE						
Beginning of period	$ 32.60	$ 30.28	$ 26.17	$ 19.80	$ 28.32	$ 26.13
Investment activities						
Net investment loss[1]	(0.01)	(0.13)	(0.02)	(0.05)	(0.06)	(0.07)
Net realized and unrealized gain (loss)	8.10	3.41	4.29	6.42	(8.12)	4.94
Total from investment activities	8.09	3.28	4.27	6.37	(8.18)	4.87
Distributions						
Net realized gain	–	(0.96)	(0.16)	–	(0.33)	(2.68)
Tax return of capital	–	–	–	–	(0.01)	–
Total distributions	–	(0.96)	(0.16)	–	(0.34)	(2.68)
NET ASSET VALUE						
End of period	**$ 40.69**	**$ 32.60**	**$ 30.28**	**$ 26.17**	**$ 19.80**	**$ 28.32**

Ratios/Supplemental Data

Total return[2]	24.82%	11.01%	16.33%	32.17%	(28.77)%	18.75%
Ratio of total expenses to average net assets	0.80%[3]	0.82%	0.84%	0.87%	0.86%	0.83%
Ratio of net investment loss to average net assets	(0.05)%[3]	(0.39)%	(0.08)%	(0.22)%	(0.26)%	(0.23)%
Portfolio turnover rate	6.5%	23.3%	36.4%	33.4%	47.4%	44.8%
Net assets, end of period (in millions)	$ 4,427	$ 3,073	$ 2,483	$ 2,157	$ 1,700	$ 2,295

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 98.6%		
BIOTECHNOLOGY 32.7%		
Major Biotechnology 11.4%		
Achillion Pharmaceuticals (1)	406,000	2,517
Alkermes (1)	3,000,000	50,910
Allos Therapeutics (1)	650,000	1,164
Amgen (2)	775,000	56,606
ArQule (1)	500,000	2,965
Biogen Idec (1)(2)	205,000	29,598
Celgene (1)(2)	900,000	57,744
Dendreon (1)	1,660,000	12,284
Gilead Sciences (1)(2)	2,225,000	114,098
Human Genome Sciences (1)	2,498,600	32,807
Lexicon Pharmaceuticals (1)	625,000	1,406
Medicines Company (1)	2,580,600	59,199
Neurocrine Biosciences (1)	2,200,000	17,402
NPS Pharmaceuticals (1)	1,000,000	8,610
Savient Pharmaceuticals (1)	116,100	63
Seattle Genetics (1)	475,000	12,060
Sinovac Biotech (1)	600,000	1,266
United Therapeutics (1)	140,000	6,913
Vertex Pharmaceuticals (1)(2)	525,000	29,358
YM Biosciences (1)	3,250,000	6,435
		503,405
Other Biotechnology 21.3%		
3SBio, ADR (1)	400,000	5,460
Acorda Therapeutics (1)	475,000	11,191
Affymax (1)	350,000	4,508
Alexion Pharmaceuticals (1)(2)	3,285,000	326,201
Alexza Pharmaceuticals, Warrants, 10/20/16 Acquisition Date: 10/5/09, Acquisition Cost $24 (1)(3)	18,963	4
Amylin Pharmaceuticals (1)	1,175,000	33,170
AVEO Pharmaceuticals (1)	100,000	1,216
Biocon (INR)	310,000	1,323

BioCryst Pharmaceuticals (1)	450,000	1,791
BioMarin Pharmaceutical (1)	1,200,000	47,496
Cardiome Pharma (1)	1,000,000	454
Clovis Oncology (1)	190,500	4,130
Cubist Pharmaceuticals (1)	1,025,000	38,858
Cytokinetics (1)	3,100,000	1,986
Cytokinetics, Warrants, 1/2/24 (1)	1,860,000	407
Dynavax Technologies (1)	750,000	3,240
Exelixis (1)	3,325,000	18,387
Grifols (EUR) (1)	92,263	1,751
Grifols, ADR	500,000	4,800
Halozyme Therapeutics (1)	500,000	4,430
Idenix Pharmaceuticals (1)	2,950,000	30,385
Incyte (1)(2)	4,600,000	104,420
Infinity Pharmaceuticals (1)	350,000	4,746
InterMune (1)	1,275,000	15,236
MAP Pharmaceuticals (1)	525,000	7,864
Medivation (1)	625,000	57,125
Metabolex, Warrants, 4/12/13, Acquisition Date: 4/11/07 Acquisition Cost $— (1)(3)	75,000	—
Momenta Pharmaceuticals (1)	475,000	6,422
Nektar Therapeutics (1)	375,000	3,026
Newron Pharmaceuticals (CHF) (1)	97,109	440
ONYX Pharmaceuticals (1)	500,000	33,225
Optimer Pharmaceuticals (1)	950,000	14,744
Puma Biotechnology (1)	545,725	6,085
QuatRx Pharmaceuticals, Acquisition Date: 5/11/07 Acquisition Cost $4,000 (1)(3)	984,435	4,437
Regeneron Pharmaceuticals (1)(2)	735,000	83,952
Rigel Pharmaceuticals (1)	900,000	8,370
Swedish Orphan Biovitrum (SEK) (1)	1,750,000	5,960
Targacept (1)	225,000	968
Tesaro (1)	190,122	2,660
Tesaro, Acquisition Date: 6/6/11 – 3/21/12 Acquisition Cost $5,023 (1)(3)	659,878	8,770

Theravance (1)	800,000	17,776
Tranzyme (1)	900,000	3,330
Vical (1)	2,050,000	7,380
ViroPharma (1)	250,000	5,925
		944,049
Total Biotechnology		1,447,454

LIFE SCIENCES 3.6%

Life Sciences 3.6%

Abcam (GBP)	1,200,000	7,845
Agilent Technologies	53,500	2,099
BG Medicine (1)	285,700	1,994
Bruker (1)	950,000	12,644
Covance (1)	620,000	29,667
Dyadic International (1)	339,500	360
Gen-Probe (1)	42,060	3,457
GenMark Diagnostics (1)	1,475,000	6,402
Illumina (1)	150,000	6,059
Meridian Bioscience	255,000	5,217
Mettler-Toledo International (1)	75,000	11,689
Monsanto (2)	360,000	29,801
Thermo Fisher Scientific	810,000	42,047
Total Life Sciences		159,281

PHARMACEUTICALS 19.9%

European Major - Pharmaceuticals 0.6%

Bayer (EUR)	200,000	14,422
Bayer, ADR	8,400	600
Hikma Pharmaceuticals (GBP)	150,000	1,535
Stada Arzneimittel (EUR)	250,000	7,626
		24,183

Major Pharmaceuticals 16.5%

Abbott Laboratories	500,000	32,235
Aegerion Pharmaceuticals (1)	950,000	14,098
Allergan (2)	150,000	13,886
Amarin, ADR (1)	2,075,000	30,005
Ariad Pharmaceuticals (1)	315,000	5,421
Basilea Pharmaceutica (CHF) (1)	25,000	1,183
Bristol-Myers Squibb	105,000	3,775
Cadence Pharmaceuticals (1)	1,200,000	4,284
Cadence Pharmaceuticals, Warrants, 2/18/14 Acquisition Date: 2/18/09, Acquisition Cost $14 (1)(3)	110,000	44
ChemoCentryx (1)	106,100	1,592
Elan, ADR (1)	4,250,000	62,008
Endocyte (1)	230,000	1,891
Forest Laboratories (1)	300	10
GlaxoSmithKline Pharmaceuticals (INR)	50,000	1,817
GTX (1)	425,000	1,500
Intercell (EUR) (1)	140,000	344
Ironwood Pharmaceuticals (1)	350,000	4,823
Jazz Pharmaceuticals (1)	600,000	27,006
Lijun International Pharmaceutical (HKD)	5,000,000	1,351
Medicis Pharmaceutical, Class A	333,000	11,372
Merck (2)	1,400,000	58,450
Mylan (1)	8,700	186
Novo Nordisk, Series B (DKK)	95,000	13,744
Par Pharmaceutical (1)	50,000	1,807
Pfizer	1,000,000	23,000
Pharmacyclics (1)	2,150,000	117,411
Questcor Pharmaceuticals (1)	235,000	12,511
Ranbaxy Laboratories (INR) (1)	500,000	4,411
Roche Holding - Genusscheine (CHF)	175,000	30,210
Salix Pharmaceuticals (1)	250,000	13,610
Sanofi (EUR)	40,000	3,033
Sawai Pharmaceutical (JPY)	190,000	20,468
Shanghai Pharmaceuticals Holding, H Shares (HKD) (1)	5,300,000	6,663

Shire (GBP)	350,000	10,059
Shire, ADR	200,000	17,278
Simcere Pharmaceutical, ADR (1)	450,000	4,041
Teva Pharmaceutical, ADR	350,000	13,804
Towa Pharmaceutical (JPY)	205,000	11,490
UCB (EUR)	550,000	27,754
Valeant Pharmaceuticals International (1)(2)	2,175,000	97,418
Vectura (GBP) (1)	1,200,000	1,444
Warner Chilcott (1)	375,000	6,720
Watson Pharmaceuticals (1)	75,000	5,549
XenoPort (1)(5)	1,800,000	10,872
		730,578
Specialty Pharmaceuticals 2.8%		
AMAG Pharmaceuticals (1)	575,000	8,855
Anacor Pharmaceuticals (1)	850,000	5,517
Auxilium Pharmaceuticals (1)(2)	625,000	16,806
AVANIR Pharmaceuticals (1)(5)	7,700,000	30,184
Depomed (1)	522,200	2,971
Impax Laboratories (1)	650,000	13,175
Pacira Pharmaceuticals (1)(5)	1,600,000	25,664
Sun Pharmaceuticals Industries (INR)	300,000	3,414
Supernus Pharmaceuticals (1)(5)	1,259,000	11,784
Threshold Pharmaceuticals (1)	675,000	4,995
		123,365
Total Pharmaceuticals		878,126
PRODUCTS & DEVICES 14.1%		
Implants 11.5%		
ArthroCare (1)	475,000	13,908
Baxter International	1,218,100	64,742
BioMimetic Therapeutics (1)	200,000	526
China Kanghui Holdings, ADR (1)	960,900	18,930
Covidien	1,353,400	72,407

DENTSPLY International	1,900,000	71,839
Edwards Lifesciences (1)	475,000	49,067
Endologix (1)	200,000	3,088
EnteroMedics (1)	1,650,000	5,692
EnteroMedics, Warrants, 2/23/13, Acquisition Date: 2/23/09 Acquisition Cost $125 (1)(3)	1,000,000	—
EnteroMedics, Warrants, 6/8/16 (1)	571,100	1,171
EnteroMedics, Warrants, 9/28/16 (1)	100,000	221
HeartWare International (1)	335,000	29,748
Hospira (1)	450,000	15,741
Intuitive Surgical (1)(2)	12,900	7,144
Nobel Biocare (CHF)	150,000	1,551
Shandong Weigao Group Medical Polymer, H Shares (HKD)	7,932,000	8,801
Sonova (CHF)	35,000	3,377
St. Jude Medical	10,900	435
Straumann (CHF)	22,000	3,231
Stryker	1,250,000	68,875
Tornier (1)	85,600	1,919
Urologix (1)(5)	1,500,000	1,155
Volcano (1)	700,000	20,055
Zimmer Holdings (2)	710,000	45,696
		509,319
Other Products & Devices 2.6%		
Conceptus (1)	1,296,900	25,705
Cooper Companies	200,000	15,952
Cynosure, Class A (1)	200,000	4,230
DynaVox, Class A (1)	342,400	384
Hill-Rom Holdings	325,000	10,026
IDEXX Laboratories (1)	480,000	46,142
Insulet (1)	600,000	12,822
		115,261
Total Products & Devices		624,580

SERVICES 28.3%

Distribution 12.4%		
AmerisourceBergen (2)	975,000	38,366
Cardinal Health	3,800	160
Catalyst Health Solutions (1)	710,100	66,352
China Medical System (HKD)	31,875,300	13,954
CP ALL (THB)	7,000,000	7,824
Express Scripts Holding (1)(2)	975,000	54,434
Henry Schein (1)(2)	650,000	51,019
McKesson (2)	875,000	82,031
MWI Veterinary Supply (1)	125,000	12,846
Owens & Minor	225,000	6,892
Raia Drogasil (BRL)	1,350,000	13,510
Shoppers Drug Mart (CAD)	375,000	15,120
Sinopharm, H Shares (HKD)	1,350,000	3,738
SXC Health Solutions (1)(2)	1,875,000	186,019
		552,265
Information 2.4%		
Allscripts Healthcare Solutions (1)	350,000	3,826
athenahealth (1)	500,000	39,585
Cerner (1)	220,000	18,185
Maximus	270,000	13,972
Nuance Communications (1)	1,200,000	28,584
		104,152
Other Services 2.7%		
Advisory Board (1)	350,000	17,357
Fleury (BRL)	679,000	8,621
HMS Holdings (1)	1,275,000	42,470
Laboratory Corporation of America (1)	70,000	6,483
MEDNAX (1)	375,000	25,702
Quest Diagnostics	350,000	20,965
		121,598

PREFERRED STOCKS 0.1%		
BIOTECHNOLOGY 0.1%		
Major Biotechnology 0.0%		
Portola Pharmaceuticals, Series C, Acquisition Date: 4/27/07 – 6/29/10, Acquisition Cost $2,140 (1)(3)	1,497,657	2,119
		2,119
Other Biotechnology 0.1%		
Fibrogen, Series F, Acquisition Date: 12/30/04 Acquisition Cost $3,000 (1)(3)	659,341	3,198
Metabolex, Series D1, Acquisition Date: 4/11/07 Acquisition Cost $2,000 (1)(3)	500,000	1,295
		4,493
Total Biotechnology		6,612
Total Preferred Stocks (Cost $7,139)		6,612
CONVERTIBLE PREFERRED STOCKS 0.1%		
BIOTECHNOLOGY 0.0%		
Major Biotechnology 0.0%		
Portola Pharmaceuticals, Acquisition Date: 11/18/11 Acquisition Cost $126 (1)(3)	89,142	126
Total Biotechnology		126
SERVICES 0.1%		
Information 0.1%		
Castlight Health, Acquisition Date: 4/26/12 Acquisition Cost $3,934 (1)(3)	651,622	3,934
Total Services		3,934
Total Convertible Preferred Stocks (Cost $4,060)		4,060

CONVERTIBLE BONDS 0.1%

HeartWare International, 3.50%, 12/15/17	1,000,000	1,197
Insulet, 3.75%, 6/15/16	1,000,000	1,111
Total Convertible Bonds (Cost $1,972)		2,308

OPTIONS PURCHASED 0.0%

Eli Lilly & Co., Call, 1/19/13 @ $45.00 (1)	500,000	865
Total Options Purchased (Cost $799)		865

SHORT-TERM INVESTMENTS 2.2%

Money Market Funds 2.2%

T. Rowe Price Reserve Investment Fund, 0.16% (4)(5)	98,477,461	98,477
Total Short-Term Investments (Cost $98,477)		98,477

Total Investments in Securities	
101.1% of Net Assets (Cost $2,999,769)	**$ 4,476,815**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) All or a portion of this security is pledged to cover written call options at June 30, 2012.
(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $23,927 and represents 0.5% of net assets.
(4) Seven-day yield
(5) Affiliated Companies
ADR American Depository Receipts
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
DKK Danish Krone
EUR Euro
GBP British Pound

HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
SEK	Swedish Krona
THB	Thai Baht

OPTIONS WRITTEN (1.1)%

Abbott Laboratories, Put, 1/19/13 @ $62.50 (1)	100,000	(251)
Agilent Technologies, Put, 1/19/13 @ $45.00 (1)	20,000	(148)
Alexion Pharmaceuticals, Call, 8/18/12 @ $85.00 (1)	50,000	(788)
Alexion Pharmaceuticals, Call, 1/19/13 @ $100.00 (1)	50,000	(510)
Alexion Pharmaceuticals, Put, 8/18/12 @ $80.00 (1)	40,000	(44)
Alexion Pharmaceuticals, Put, 8/18/12 @ $85.00 (1)	35,000	(55)
Alexion Pharmaceuticals, Put, 8/18/12 @ $90.00 (1)	35,000	(85)
Alexion Pharmaceuticals, Put, 1/19/13 @ $95.00 (1)	20,000	(172)
Allergan, Call, 7/21/12 @ $100.00 (1)	25,000	(2)
Allergan, Call, 1/19/13 @ $105.00 (1)	25,000	(39)
Allergan, Put, 1/19/13 @ $90.00 (1)	15,000	(73)
Amerigroup, Put, 1/19/13 @ $70.00 (1)	30,000	(324)
AmerisourceBergen, Call, 11/17/12 @ $40.00 (1)	75,000	(118)
Amgen, Call, 7/21/12 @ $75.00 (1)	75,000	(29)
Amgen, Call, 1/19/13 @ $75.00 (1)	50,000	(172)
Amgen, Call, 1/19/13 @ $80.00 (1)	75,000	(129)
Amylin Pharmaceuticals, Put, 1/19/13 @ $20.00 (1)	20,000	(20)
Amylin Pharmaceuticals, Put, 1/19/13 @ $27.00 (1)	25,000	(53)
Auxilium Pharmaceuticals, Call, 12/22/12 @ $25.00 (1)	100,000	(440)
Baxter International, Put, 1/19/13 @ $60.00 (1)	40,000	(306)
Baxter International, Put, 1/19/13 @ $65.00 (1)	40,000	(511)
Biogen Idec, Call, 1/19/13 @ $135.00 (1)	50,000	(900)
Biogen Idec, Put, 1/19/13 @ $115.00 (1)	70,000	(308)
Biogen Idec, Put, 1/19/13 @ $120.00 (1)	50,000	(275)
Biogen Idec, Put, 1/19/13 @ $135.00 (1)	100,000	(910)

Biogen Idec, Put, 1/19/13 @ $140.00 (1)	105,000	(1,150)
Biogen Idec, Put, 1/19/13 @ $145.00 (1)	50,000	(670)
Bristol-Myers Squibb, Put, 1/19/13 @ $34.00 (1)	75,000	(99)
Bristol-Myers Squibb, Put, 1/19/13 @ $35.00 (1)	250,000	(428)
Celgene, Call, 7/21/12 @ $70.00 (1)	50,000	(10)
Celgene, Call, 7/21/12 @ $72.50 (1)	75,000	(9)
Celgene, Call, 7/21/12 @ $75.00 (1)	75,000	(5)
Celgene, Call, 7/21/12 @ $85.00 (1)	125,000	(6)
Celgene, Call, 10/20/12 @ $70.00 (1)	75,000	(127)
Celgene, Call, 1/19/13 @ $85.00 (1)	125,000	(54)
Celgene, Call, 1/19/13 @ $90.00 (1)	175,000	(44)
Celgene, Put, 1/19/13 @ $60.00 (1)	25,000	(94)
Celgene, Put, 1/19/13 @ $70.00 (1)	20,000	(175)
Celgene, Put, 1/19/13 @ $72.50 (1)	20,000	(212)
Centene, Call, 12/22/12 @ $45.00 (1)	10,000	(6)
Centene, Put, 12/22/12 @ $32.50 (1)	35,000	(182)
Cerner, Put, 1/19/13 @ $80.00 (1)	25,000	(180)
Cerner, Put, 1/19/13 @ $85.00 (1)	25,000	(228)
Coventry Health Care, Put, 8/18/12 @ $35.00 (1)	75,000	(278)
Covidien, Put, 7/21/12 @ $50.00 (1)	20,000	(2)
CVS Caremark, Put, 1/19/13 @ $45.00 (1)	200,000	(490)
CVS Caremark, Put, 1/19/13 @ $50.00 (1)	250,000	(1,231)
DaVita, Call, 7/21/12 @ $90.00 (1)	57,500	(449)
DaVita, Put, 7/21/12 @ $90.00 (1)	5,300	(1)
Edwards Lifesciences, Put, 1/19/13 @ $70.00 (1)	30,000	(34)
Edwards Lifesciences, Put, 1/19/13 @ $100.00 (1)	25,000	(202)
Edwards Lifesciences, Put, 1/19/13 @ $105.00 (1)	25,000	(261)
Eli Lilly & Co., Put, 1/19/13 @ $40.00 (1)	300,000	(545)
Express Scripts Holding, Call, 1/19/13 @ $65.00 (1)	75,000	(88)
Express Scripts Holding, Call, 1/19/13 @ $70.00 (1)	31,000	(13)

Express Scripts Holding, Put, 1/19/13 @ $50.00 (1)	30,000	(69)
Express Scripts Holding, Put, 1/19/13 @ $55.00 (1)	50,000	(204)
Express Scripts Holding, Put, 1/19/13 @ $57.50 (1)	50,000	(266)
Forest Laboratories, Put, 1/19/13 @ $35.00 (1)	50,000	(115)
Forest Laboratories, Put, 1/19/13 @ $40.00 (1)	300,000	(1,905)
Gilead Sciences, Call, 8/18/12 @ $55.00 (1)	150,000	(110)
Gilead Sciences, Put, 8/18/12 @ $45.00 (1)	10,000	(6)
Gilead Sciences, Put, 1/19/13 @ $35.00 (1)	30,000	(19)
Gilead Sciences, Put, 1/19/13 @ $55.00 (1)	40,000	(268)
Gilead Sciences, Put, 1/19/13 @ $60.00 (1)	40,000	(434)
Henry Schein, Call, 7/21/12 @ $80.00 (1)	25,000	(16)
Henry Schein, Call, 10/20/12 @ $80.00 (1)	50,000	(149)
Humana, Put, 1/19/13 @ $85.00 (1)	50,000	(553)
Humana, Put, 1/19/13 @ $97.50 (1)	70,000	(1,439)
Idenix Pharmaceuticals, Put, 7/21/12 @ $12.50 (1)	30,000	(72)
Incyte, Call, 9/22/12 @ $22.50 (1)	100,000	(235)
Incyte, Call, 12/22/12 @ $25.00 (1)	100,000	(207)
InterMune, Put, 1/19/13 @ $20.00 (1)	52,500	(449)
Intuitive Surgical, Call, 1/19/13 @ $550.00 (1)	10,000	(556)
Intuitive Surgical, Put, 1/19/13 @ $400.00 (1)	5,000	(48)
Johnson & Johnson, Put, 1/19/13 @ $67.50 (1)	70,000	(209)
Johnson & Johnson, Put, 1/19/13 @ $70.00 (1)	160,000	(720)
McKesson, Call, 8/18/12 @ $95.00 (1)	25,000	(44)
McKesson, Call, 1/19/13 @ $95.00 (1)	75,000	(360)
McKesson, Call, 1/19/13 @ $100.00 (1)	25,000	(67)
Medicines Company, Put, 1/19/13 @ $25.00 (1)	1,900	(7)
Medicis Pharmaceutical, Put, 7/21/12 @ $35.00 (1)	75,000	(103)
Medicis Pharmaceutical, Put, 10/20/12 @ $45.00 (1)	100,000	(1,075)
Medivation, Put, 1/19/13 @ $100.00 (1)	10,000	(195)
MEDNAX, Put, 11/17/12 @ $70.00 (1)	20,000	(91)

Medtronic, Put, 1/19/13 @ $40.00 (1)	100,000	(370)
Merck, Call, 1/19/13 @ $40.00 (1)	100,000	(288)
Merck, Put, 1/19/13 @ $45.00 (1)	100,000	(453)
Mettler-Toledo International, Put, 10/20/12 @ $180.00 (1)	700	(18)
Monsanto, Call, 7/21/12 @ $90.00 (1)	50,000	(3)
Monsanto, Call, 1/19/13 @ $90.00 (1)	25,000	(81)
Monsanto, Put, 7/21/12 @ $80.00 (1)	10,000	(8)
Monsanto, Put, 1/19/13 @ $75.00 (1)	25,000	(99)
Monsanto, Put, 1/19/13 @ $80.00 (1)	30,000	(173)
Nuance Communications, Put, 1/19/13 @ $25.00 (1)	30,000	(105)
Nuance Communications, Put, 1/19/13 @ $30.00 (1)	75,000	(529)
ONYX Pharmaceuticals, Put, 1/19/13 @ $70.00 (1)	75,000	(754)
ONYX Pharmaceuticals, Put, 1/19/13 @ $75.00 (1)	75,000	(998)
Pfizer, Put, 1/19/13 @ $22.50 (1)	300,000	(345)
Pfizer, Put, 1/19/13 @ $25.00 (1)	400,000	(1,074)
Pfizer, Put, 1/19/13 @ $27.00 (1)	500,000	(2,274)
Quest Diagnostics, Put, 8/18/12 @ $60.00 (1)	40,000	(75)
Quest Diagnostics, Put, 8/18/12 @ $65.00 (1)	80,000	(436)
Quest Diagnostics, Put, 11/17/12 @ $60.00 (1)	30,000	(105)
Regeneron Pharmaceuticals, Call, 8/18/12 @ $175.00 (1)	12,500	(1)
Regeneron Pharmaceuticals, Call, 1/19/13 @ $135.00 (1)	75,000	(638)
Regeneron Pharmaceuticals, Call, 1/19/13 @ $160.00 (1)	50,000	(167)
Regeneron Pharmaceuticals, Call, 1/19/13 @ $170.00 (1)	50,000	(117)
Regeneron Pharmaceuticals, Put, 1/19/13 @ $105.00 (1)	37,500	(480)
Regeneron Pharmaceuticals, Put, 1/19/13 @ $115.00 (1)	20,000	(342)
Salix Pharmaceuticals, Put, 7/21/12 @ $45.00 (1)	8,000	(3)
Sanofi, Put, 9/22/12 @ $41.00 (1)	200,000	(620)
St. Jude Medical, Put, 1/19/13 @ $45.00 (1)	35,000	(242)
Stryker, Put, 1/19/13 @ $60.00 (1)	25,000	(170)
Stryker, Put, 1/19/13 @ $65.00 (1)	10,000	(106)

SXC Health Solutions, Call, 10/20/12 @ $95.00 (1)	25,000	(274)
SXC Health Solutions, Call, 10/20/12 @ $110.00 (1)	100,000	(470)
SXC Health Solutions, Put, 7/21/12 @ $65.00 (1)	26,000	(6)
SXC Health Solutions, Put, 10/20/12 @ $70.00 (1)	50,000	(41)
SXC Health Solutions, Put, 10/20/12 @ $105.00 (1)	25,000	(305)
Teva Pharmaceutical, Put, 1/19/13 @ $45.00 (1)	30,000	(198)
Teva Pharmaceutical, Put, 1/19/13 @ $50.00 (1)	75,000	(829)
Teva Pharmaceutical, Put, 1/19/13 @ $52.50 (1)	30,000	(401)
Teva Pharmaceutical, Put, 1/19/13 @ $55.00 (1)	20,000	(318)
UnitedHealth Group, Call, 1/19/13 @ $65.00 (1)	150,000	(275)
UnitedHealth Group, Put, 1/19/13 @ $55.00 (1)	25,000	(84)
Valeant Pharmaceuticals International, Call 1/19/13 @ $65.00 (1)	200,000	(180)
Valeant Pharmaceuticals International, Put 1/19/13 @ $45.00 (1)	30,000	(183)
Valeant Pharmaceuticals International, Put 1/19/13 @ $47.00 (1)	30,000	(217)
Valeant Pharmaceuticals International, Put 1/19/13 @ $50.00 (1)	20,000	(180)
Valeant Pharmaceuticals International, Put 1/19/13 @ $60.00 (1)	85,000	(1,403)
Vertex Pharmaceuticals, Call, 1/1/13 @ $70.00 (1)	150,000	(548)
Vertex Pharmaceuticals, Put, 1/19/13 @ $45.00 (1)	100,000	(350)
Vertex Pharmaceuticals, Put, 1/19/13 @ $55.00 (1)	25,000	(197)
Vertex Pharmaceuticals, Put, 1/19/13 @ $60.00 (1)	30,000	(318)
Vertex Pharmaceuticals, Put, 1/19/13 @ $65.00 (1)	150,000	(2,115)
Warner Chilcott, Put, 1/19/13 @ $20.00 (1)	50,000	(215)
Watson Pharmaceuticals, Put, 8/18/12 @ $60.00 (1)	25,000	(4)
Watson Pharmaceuticals, Put, 11/17/12 @ $65.00 (1)	5,000	(9)
Watson Pharmaceuticals, Put, 11/17/12 @ $80.00 (1)	125,000	(1,094)
WellPoint, Put, 1/19/13 @ $70.00 (1)	100,000	(915)
Zimmer Holdings, Call, 1/19/13 @ $65.00 (1)	50,000	(195)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2012. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/12	Value 12/31/11
AVANIR Pharmaceuticals	$ 2,760	$ —	$ —	$ 30,184	$ 13,623
LCA-Vision	—	—	—	4,300	2,900
Pacira Pharmaceuticals	6,491	—	—	25,664	*
Supernus Pharmaceuticals	6,295	—	—	11,784	—
Urologix	1,125	—	—	1,155	—
XenoPort	2,357	—	—	10,872	*
T. Rowe Price Reserve Investment Fund, 0.16%	¤	¤	82^	98,477	29,763
Totals			$ 82	$ 182,436	$ 46,286

* On the date indicated, issuer was held but not considered an affiliated company

¤ Purchase and sale information not shown for cash management funds.

^ Excludes earnings on securities lending collateral invested in the T. Rowe Price Reserve Investment Fund, which are subject to rebates and fees as described in Note 4.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 175,555
Dividend income	82
Interest income	—
Investment income	$ 82
Realized gain (loss) on securities	$ —
Capital gain distributions from mutual funds	$ —

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 6/30/12
Investment Income (Loss)	
Income	
Dividend	$ 14,270
Securities lending	174
Interest	38
Total income	14,482
Expenses	
Investment management	12,471
Shareholder servicing	2,510
Prospectus and shareholder reports	152
Custody and accounting	171
Registration	106
Legal and audit	20
Directors	13
Miscellaneous	16
Total expenses	15,459
Net investment loss	(977)
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	116,161
Written options	20,974
Foreign currency transactions	(54)
Net realized gain	137,081
Change in net unrealized gain (loss)	
Securities	682,369
Written options	1,178
Other assets and liabilities denominated in foreign currencies	(16)
Change in net unrealized gain	683,531
Net realized and unrealized gain	820,612
INCREASE IN NET ASSETS FROM OPERATIONS	$ 819,635

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Health Sciences Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 29, 1995. The fund seeks long-term capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $14,000 for the six months ended June 30, 2012. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Purchased and written options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2012:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2012. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at June 30, 2012, totaled $308,000 for the six months ended June 30, 2012.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2012, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of June 30, 2012, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2012, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use call and put options to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. Call and put options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a security at a specified exercise price at any time during the period of the option. Options are included in net assets at fair value; purchased options are included in Investments in Securities; and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange; movements in underlying security values; and, for written options, potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2012, the fund’s exposure to options, based on underlying notional amounts, was generally less than 1% of net assets. Transactions in written options and related premiums received during the six months ended June 30, 2012, were as follows:

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. At June 30, 2012, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $722,189,000 and $244,055,000, respectively, for the six months ended June 30, 2012.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2012, the cost of investments for federal income tax purposes was $3,013,795,000. Net unrealized gain aggregated $1,476,454,000 at period-end, of which $1,657,156,000 related to appreciated investments and $180,702,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June, 30, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2012, expenses incurred pursuant to these service agreements were $90,000 for Price Associates; $966,000 for T. Rowe Price Services, Inc.; and $236,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2012, the fund was charged $24,000 for shareholder servicing costs related to the college savings plans, of which $16,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2012, less than 1% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2012, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 380,491 shares of the fund, representing less than 1% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information provided to the Board also indicated that the fund’s management fee rate was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Health Sciences Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2012